UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 Lake Carillon Drive, Suite 314, St. Petersburg, FL 33716
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIH	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	PIHPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

At the Annual Meeting of Stockholders of 1347 Property Insurance Holdings, Inc. (the “Company”) held on December 17, 2019 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Company’s Board of Directors and provide for the annual election of directors and to make other conforming changes. The amendment became effective on December 17, 2019 upon the Company’s filing of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State.

Pursuant to the Certificate of Amendment, the declassification of the Board of Directors will be implemented as follows:

●	The directors who were elected at the Annual Meeting, Rita Hayes, Lewis M. Johnson and Dennis A. Wong, will serve a one-year term expiring at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”).

●	Each of D. Kyle Cerminara, Larry G. Swets, Jr. and Scott D. Wollney will continue to serve as directors in the class whose term ends at the 2020 Annual Meeting. At the 2020 Annual Meeting, Messrs. Cerminara, Swets and Wollney and Ms. Hayes and Messrs. Johnson and Wong or their successors who are nominated by the Board of Directors to serve as directors will stand for election to serve one-year terms.

●	Each of Marsha G. King and E. Gray Payne or their successors will continue to serve as directors in the class whose term ends at the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting and at each annual meeting thereafter, all directors will stand for election to serve one-year terms.

Amendments to By-Laws

At the Annual Meeting, the Company’s stockholders also approved amendments to the Company’s Second Amended and Restated By-Laws (the “By-Laws”) related to the declassification of the Board of Directors, including an amendment to permit the Company’s stockholders to remove a director at any time with or without cause in accordance with Delaware law (the “By-Laws Amendments”). The By-Laws Amendments became effective on December 17, 2019 upon the effectiveness of the Certificate of Amendment.

Summaries of the Certificate of Amendment and the By-Laws Amendments are included in Proposals 2 and 3 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 30, 2019 (the “Proxy Statement”). The summaries of the Certificate of Amendment and the By-Laws Amendments contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Certificate of Amendment and the By-Laws Amendments, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 17, 2019. At the Annual Meeting, a total of 5,747,078 shares were present in person or by proxy, and the Company’s stockholders acted upon the following matters: (i) the election of three director nominees to the Board of Directors, each to serve for a term as described in the Proxy Statement; (ii) the approval of amendments to the Certificate of Incorporation and the By-Laws to declassify the Board of Directors and to provide for directors to be elected annually; (iii) the approval of an amendment to the By-Laws to permit stockholders to remove a director with or without cause; and (iv) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The Company’s stockholders elected the three directors standing for election and approved each of the proposals. The following is a summary of the voting results for each matter presented to stockholders.

Proposal No. 1 – Election of Directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
Rita Hayes	5,041,936	139,908	565,234
Lewis M. Johnson	5,039,053	142,791	565,234
Dennis A. Wong	4,989,825	192,019	565,234

As discussed in Item 5.03 herein, as a result of the approval by the Company’s stockholders of the amendment to the Certificate of Incorporation and the By-Laws Amendments at the Annual Meeting, Ms. Hayes and Messrs. Johnson and Wong were elected to serve one-year terms expiring at the 2020 Annual Meeting. The other members of the Board of Directors whose terms of office continued after the Annual Meeting were: D. Kyle Cerminara, Larry G. Swets, Jr. and Scott D. Wollney (with terms expiring at the 2020 Annual Meeting) and Marsha G. King and E. Gray Payne (with terms expiring at the 2021 Annual Meeting). Mr. Cerminara serves as Chairman of the Board and Mr. Johnson serves as Co-Chairman of the Board.

Proposal No. 2 – Approval of Amendments to the Certificate of Incorporation and By-Laws to Declassify the Board of Directors and to Provide for Directors to be Elected Annually.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
5,151,542	7,800	22,502	565,234

Proposal No. 3 – Approval of an Amendment to the By-Laws to Permit Stockholders to Remove a Director With or Without Cause.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
5,151,221	8,077	22,546	565,234

Proposal No. 4 – Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
5,723,213	300	23,565	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation, effective December 17, 2019.

3.2	Third Amended and Restated Bylaws, effective December 17, 2019 (marked copy).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer